UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 30, 2008

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)
Commission File Number: 001-32681
Registrant’s telephone number, including area code: (337) 232-7028
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 30, 2008, the required lenders under the Second Amended and Restated Credit Agreement dated November 18, 2005, among PetroQuest Energy, Inc. (the “Company”), PetroQuest Energy, L.L.C. (the “Borrower”), JPMorgan Chase Bank, N.A., Macquarie Bank Limited and Calyon New York Branch (as the same may have been amended from time to time, the “Prior Credit Agreement”) waived, from September 30, 2008 until November 30, 2008, the requirement that the Borrower comply with the financial covenant contained in Prior Credit Agreement relating to minimum ratio of consolidated current assets to consolidated current liabilities.
     See Item 2.03, which is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 2, 2008, the Company and the Borrower replaced the credit facility under the Prior Credit Agreement when they entered into the Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as a lender and an administrative agent, Calyon New York Branch, as a lender and syndication agent, Bank of America, N.A., as a lender and documentation agent, Wells Fargo Bank, N.A., as a lender, and Whitney National Bank, as a lender. The Credit Agreement provides the Borrower with a $300 million revolving credit facility that permits it to borrow amounts from time to time based on the available borrowing base as determined by the lenders in accordance with the Credit Agreement. The credit facility also allows the Company or the Borrower to use up to $25 million of the borrowing base for letters of credit. The credit facility matures on February 10, 2012, provided that if on or prior to such date, the Company or the Borrower prepays or refinances, subject to certain conditions, the Company’s 10 3/8% senior notes due 2012, the maturity date will be extended to October 2, 2013.
     The credit facility is secured by a first priority lien on substantially all of the assets of the Borrower and its subsidiaries, including a lien on all equipment and at least 85% of the aggregate total value of the Borrower’s oil and gas properties, a pledge of the equity interests of the Borrower and certain of the Company’s subsidiaries, and corporate guarantees of the Company and certain of the Company’s subsidiaries of the indebtedness of the Borrower. The borrowing base under the credit facility is based upon the valuation as of January 1 and July 1 of each year of the reserves attributable to the Borrower’s oil and gas properties and other credit factors deemed relevant by the lenders. The initial borrowing base is fixed at $150 million until the first borrowing base re-determination, which is scheduled to occur by March 31, 2009. The Borrower or the lenders may request two additional borrowing base re-determinations each year.
     Outstanding balances on the credit facility bear interest at the alternate base rate (“ABR”) plus a margin (based on a sliding scale of 0.0% to 0.75% depending on borrowing base usage) or the adjusted LIBO rate (“Eurodollar”) plus a margin (based on a sliding scale of 1.5% to 2.25% depending on borrowing base usage). Notwithstanding the foregoing, for the first six months of the credit facility, the margin will be 0.5% for ABR loans and 2.0% for Eurodollar loans. The alternate base rate is equal to the higher of the JPMorgan Chase prime rate or the Federal Funds Effective Rate plus 0.5% per annum, and the adjusted LIBO rate is equal to the rate at which

Eurodollar deposits in the London interbank market for one, two three or six months (as selected by Borrower) are quoted, as adjusted for statutory reserve requirements for Eurocurrency liabilities. Outstanding letters of credit will be charged a participation fee at a per annum rate equal to the margin applicable to Eurodollar loans, a fronting fee and customary administrative fees. The Borrower will pay commitment fees for the credit facility (based on a sliding scale of 0.375% to 0.5% depending on borrowing base usage). As of the date hereof, the Company had $62 million outstanding under and no letters of credit issued pursuant to the credit facility.
     Sales of the Borrower’s oil and gas properties outside of the ordinary course of business are limited under the terms of the Credit Agreement. In addition, the borrowing base under the credit facility will automatically be reduced upon certain sales of oil and gas properties if the value of such properties exceeds 5% of the borrowing base then in effect.
     The Company and its subsidiaries are subject to certain restrictive financial covenants under the credit facility, including a maximum ratio of total debt to EBITDAX, determined on a rolling four quarter basis, of 3.0 to 1.0, and a minimum ratio of consolidated current assets to consolidated current liabilities of 1.0 to 1.0, as defined in the Credit Agreement. The Credit Agreement also includes customary restrictions with respect to debt, liens, dividends, distributions and redemptions, investments, loans and advances, nature of business, international operations and foreign subsidiaries, leases, sale or discount of receivables, mergers or consolidations, sales of properties, transactions with affiliates, negative pledge agreements, gas imbalances and swap agreements.
     The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.
Item 7.01 Regulation FD Disclosure.
     On October 6, 2008, the Company issued a press release announcing the Credit Agreement, and updating third quarter 2008 operating activities, and capital expenditure and production guidance. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Credit Agreement dated as of October 2, 2008, among PetroQuest Energy, L.L.C., PetroQuest Energy, Inc., JPMorgan Chase Bank, N.A., Calyon New York Branch, Bank of America, N.A., Wells Fargo Bank, N.A., and Whitney National Bank.

99.1	Press Release dated October 6, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 6, 2008

PETROQUEST ENERGY, INC.
/s/ Daniel G. Fournerat
Daniel G. Fournerat
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Credit Agreement dated as of October 2, 2008, among PetroQuest Energy, L.L.C., PetroQuest Energy, Inc., JPMorgan Chase Bank, N.A., Calyon New York Branch, Bank of America, N.A., Wells Fargo Bank, N.A., and Whitney National Bank.

99.1	Press Release dated October 6, 2008.